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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 19, 2000



                               POET HOLDINGS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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
            DELAWARE                        333-87267                         94-3221778
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 (STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                            999 BAKER WAY, SUITE 200
                           SAN MATEO, CALIFORNIA 94404
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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (650) 286-4640



                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.        OTHER EVENTS.

        On October 19, 2000, POET Holdings, Inc. issued a press release (which is incorporated by reference and filed as Exhibit 99.1 hereto) announcing its preliminary financial results for the quarter ended September 30, 2000.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

                    99.1      Text of press release dated October 19, 2000.



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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   POET HOLDINGS, INC.
                                   a Delaware corporation


Dated: October 24, 2000            By:    /s/ Jerry Wong
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                                          Jerry Wong
                                          Assistant Secretary and Vice President
                                          of Finance

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                                  EXHIBIT INDEX



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
Exhibit
Number              Description
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
99.1                Text of press release dated October 19, 2000.
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